UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2007

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2007, the Board of Directors (the "Board") of La Jolla Pharmaceutical Company (the "Company") approved the following matters related to the named executive officers listed in the Company’s 2006 proxy statement (the "NEOs").

2006 Bonus Plan Payouts

The Board approved cash bonus payments to the following NEOs for performance in fiscal year 2006 under the 2006 Bonus Plan:

Deirdre Y. Gillespie, M.D., President & Chief Executive Officer, $131,250
Matthew D. Linnik, Ph.D., Chief Scientific Officer & Executive Vice President of Research, $52,390
Paul C. Jenn, Ph.D., Vice President of Product Development, $31,022
Josefina T. Elchico, Vice President of Quality Operations, $31,815

For each NEO, the 2006 bonus amount was determined based on an individual performance component (i.e. individual performance and performance related to the department(s) for which they have supervisory responsibility) and a company performance component (i.e. based on pre-established goals for the Company which were previously approved by the Board), which included meeting patient enrollment milestones for the Company’s Phase 3 clinical trial of Riquent, matters relating to the SSAO program and regulatory matters relating to Riquent.

Establishment of 2007 Bonus Plan

The Board approved the bonus goals for fiscal year 2007 and certain performance measures for determination of NEO cash bonus payouts for the 2007 fiscal year. Under the 2007 bonus plan, the bonus payouts for the 2007 fiscal year, if any, will vary depending on the extent to which actual performance meets, exceeds or falls short of specified Company-wide performance goals. The Company-wide performance goals applicable to all 2007 bonuses include matters relating to the development of Riquent. The 2007 bonus payouts will also depend upon attainment of personal performance goals. The maximum bonus payouts for the 2007 Bonus Plan are as follows: up to 50% of the 2007 base salary for the President and Chief Executive Officer and up to 30% of the 2007 base salary for the Chief Scientific Officer, Vice President of Product Development and the Vice President of Quality Operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

February 9, 2007	By:	/s/ Gail A. Sloan

Name: Gail A. Sloan
Title: Vice President of Finance and Secretary